UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ATM Update

On June 1, 2026, Strategy Inc ("Strategy") announced an update with respect to sales made under its at-the-market offering program ("ATM") of the following securities:

	During Period May 26, 2026 to May 31, 2026			As of May 31, 2026
Security	Shares Sold(1)	Notional Value (in millions) (2)	Net Proceeds (in millions) (3)	Available for Issuance and Sale (in millions)(4)
STRF Stock	-	$-	$-	$1,619.3
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock	-	$-	$-	$17,510.8
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock	-	$-	$-	$2,100.0
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock	-	$-	$-	$4,014.8
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock	801,994	$-	$128.3	$26,137.2
Class A Common Stock
Total			$128.3

(1) Includes shares sold but not yet settled as of May 31, 2026.

(2) The total face value of the shares of preferred stock sold, which is used to calculate dividends thereon.

(3) Net proceeds are presented net of sales commission.

(4) As previously disclosed, on March 23, 2026, Strategy announced a new $21.0 billion offering of MSTR Stock (the “MSTR Increase”). The MSTR Stock amount available for issuance reflects the aggregate remaining capacity of both the current offering and the MSTR Increase. Sales under the MSTR Increase may begin once capacity under the existing offering is substantially depleted.

BTC Update

On June 1, 2026, Strategy announced updates with respect to its bitcoin holdings:

During Period May 26, 2026 to May 31, 2026*
BTC Sold	Aggregate Sale Price (in millions)(2)	Average Sale Price(2)
32(1)	$2.5	$77,135

As of May 31, 2026*
Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price(2)
843,706	$63.87	$75,699

*Bitcoin activity and holdings information is presented as of May 31, 2026, 4:00 p.m. Eastern Time.

(1) Proceeds from the bitcoin sales are expected to be used to fund distributions on preferred stock.

(2) Aggregate sale price and average sale price are net of fees and expenses.

USD Reserve Update

On December 1, 2025, Strategy announced that it established a US dollar reserve (the "USD Reserve"), a management-designated portion of Strategy’s liquidity intended to support the payment of dividends on Strategy’s preferred stock and interest on its outstanding indebtedness.

As of May 31, 2026, the balance of the USD Reserve is $900 million.

Dividend Rate on Variable Rate Series A Perpetual Stretch Preferred Stock

On May 31, 2026, Strategy announced that it will maintain the regular dividend rate per annum on its Variable Rate Series A Perpetual Stretch Preferred Stock effective for monthly periods commencing on or after June 1, 2026 at 11.50%. Strategy announced this rate via its website, www.strategy.com/strc.

Cash Dividend Declaration

On May 30, 2026, the board of directors of Strategy declared the following cash dividend, payable on June 30, 2026 (or, if such day is not a business day, the next business day) to stockholders of record as of 5:00 p.m., New York City time, or, in the case of STRE, as of 5:00 p.m., London time, on June 15, 2026:

Preferred Stock	Ticker	Period	Cash Dividend Per Share

10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	Quarter ending June 30, 2026	$2.50
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	Month ending June 30, 2026	$0.958333333(1)
10.00% Series A Perpetual Stream Preferred Stock	STRE	Quarter ending June 30, 2026	€2.50
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	Quarter ending June 30, 2026	$2.00
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	Quarter ending June 30, 2026	$2.50
(1)
The cash dividend declared on STRC for the month ending June 30, 2026 represents a per annum dividend rate of 11.50%.

Expected Tax Treatment

As of June 1, 2026, Strategy expects that the dividends payable on June 30, 2026, will be characterized as non-taxable return of capital to the extent of a shareholder’s tax basis in their applicable preferred equity instruments for U.S. federal income tax purposes. Special tax considerations may apply to certain taxpayers based on their specific circumstances. Shareholders should consult their own tax advisors regarding the U.S. federal, state, local, and any non-U.S. tax consequences to them in connection with the receipt of distributions.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain key performance indicator metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel